UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2009

Waste2Energy Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-151108	26-2255797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1185 Avenue of the Americas, 20th Floor
New York, NY 10036
(Address of principal executive offices) (zip code)

(646) 723-4000
 (Registrant's telephone number, including area code)

Copies to:
Marc Ross, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Maven Media Holdings, Inc.
 (Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

 On June 27, 2009 Waste2Energy Holdings, Inc.'s (formerly known as Maven Media Holdings, Inc.) (the "Company")  wholly-owned subsidiary Waste2Energy, Inc. (“W2E”), sold an aggregate of $804,000 of its promissory notes (“Note”).  On July 17, 2009, W2E sold a note in the amount of $125,000.

 Interest on the Notes accrues daily at a rate of 10% per annum.  Principal and interest must be paid within 90 days of the sale of the Notes.   The Note is automatically due and payable upon the final closing of the sale of at least $5,000,000 of the equity securities of the Company pursuant to a certain private placement offering memorandum.  The purchasers of the notes are also being issued one share of  the Company’s common stock for each dollar of Note purchased by them.

In connection with the sale of the Notes, the Company paid a placement agent 10% of the amount of the Notes sold and a non-accountable expense allowance equal to 3% of the Notes sold.

A copy of the form of Note is included as an exhibit to the Current Report on Form 8-K.  The summary of the Note is qualified by reference to this exhibit.  The Company is using approximately $536,666 from the net proceeds of the sale of the Notes to repay existing short term debt obligations.

In connection with the sale of the Notes, the Company and the W2E relied upon the exemption from securities registration afforded by Rule 506 of Regulation D as promulgated by the SEC under the Securities Act of 1933, as amended (the “Securities Act”) and/or Section 4(2) of the Securities Act. No advertising or general solicitation was employed in offering the securities.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See Item 2.03

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01.

Item 5.03  Amendments to Articles of Incorporation or Bylaws

On July 22, 2009, Waste2Energy Holdings, Inc. (formerly known as Maven Media Holdings, Inc.) (the “Company”), received notification that the Certificate of Ownership and Merger (the “Certificate of Merger”), filed with the Secretary of State of Delaware on July 17, 2009, had been accepted by the Secretary of State of Delaware. Pursuant to the Certificate of Merger, the Company’s wholly owned subsidiary was merged into the Company. As a result of the filing of the Certificate of Merger, the Company’s corporate name was changed from Maven Media Holdings, Inc. to Waste2Energy Holdings, Inc.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial statements.

N/A

(b) Pro forma financial information.

N/A

(c) Shell Company Transactions. See (a) and (b) of this Item 9.01.

N/A

(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Ownership and Merger, filed with the Delaware Secretary of State on July 17, 2009.

4.1	Form of Promissory Note

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Waste2Energy Holdings, Inc.

Dated: July 22, 2009	By:	/s/ Christopher d’Arnaud-Taylor
Name: Christopher d’Arnaud-Taylor
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Certificate of Ownership and Merger, filed with the Delaware Secretary of State on July 17, 2009.

4.1	Form of Promissory Note

3